UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2026

OneIM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43053	98-1883783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, 390 Park Avenue
New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 222 9570

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-sixth of one redeemable warrant	OIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	OIM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	OIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 15, 2026, OneIM Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 28,750,000 units (the “Units”), including 3,750,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-sixth of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 200,000 units (the “Private Placement Units”) to the Company’s sponsor, OneIM Sponsor LLC, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,000,000.

A total of $287,500,000, comprised of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes up to $15,812,500 of the deferred discount fees payable to Deutsche Bank Securities Inc.), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of January 15, 2026 reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of January 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIM ACQUISITION CORP.

	By:	/s/ Grigorios Kapenis
	Name:	Grigorios Kapenis
	Title:	Chief Financial Officer
Dated: January 22, 2026

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